UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21949

DWS High Income Opportunities Fund, Inc. (formerly DWS Dreman Value Income Edge Fund, Inc.)

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2010

Annual Report to Stockholders

DWS Dreman Value Income Edge Fund, Inc. Ticker Symbol: DHG (Effective November 5, 2010, DWS Dreman Value Income Edge Fund, Inc. was renamed DWS High Income Opportunities Fund, Inc.)

Contents

4 Performance Summary

6 Portfolio Management Review

11 Portfolio Summary

13 Investment Portfolio

26 Statement of Assets and Liabilities

28 Statement of Operations

30 Statement of Cash Flows

32 Statement of Changes in Net Assets

33 Financial Highlights

35 Notes to Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Tax Information

47 Other Information

51 Stockholder Meeting Results

52 Dividend Reinvestment and Cash Purchase Plan

55 Investment Management Agreement Approval

60 Board Members and Officers

65 Additional Information

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 9/30/10
DWS Dreman Value Income Edge Fund, Inc.	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	18.67%	-15.55%	-12.37%
Based on Market Price(a)	28.42%	-13.82%	-15.97%
Blended Index(b)	14.14%	0.09%	1.07%
Credit Suisse Tremont Long/Short Equity Index(b)	5.58%	0.40%	3.64%
Zacks Yield Hog Index(b)	14.09%	-9.13%	-7.50%
Barclays Capital U.S. Corporate High-Yield Index(b)	18.44%	8.75%	7.98%
Lipper Closed-End Core Funds Category(c)	9.65%	-8.85%	-5.72%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 22, 2006. Index comparison began on November 30, 2006.

Net Asset Value and Market Price
	As of 9/30/10	As of 9/30/09
Net Asset Value	$ 15.03	$ 13.58
Market Price	$ 13.40	$ 11.18

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 9/30/10: Income Dividends	$ .88
Lipper Rankings — Closed-End Core Funds Category as of 9/30/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	33	21
3-Year	29	of	32	88

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) The Blended Index that the Fund utilized as its benchmark for the year ending September 30, 2010 is calculated using the performance of the three unmanaged indices listed below. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (20%) is an unmanaged, asset-weighted fund index with an objective to be market neutral. The Zacks Yield Hog Index (40%) is an unmanaged, yield-oriented index to combine equities, preferred stocks, ADRs, REITs, master limited partnerships (MLPs) and closed-end funds. The Barclays Capital U.S. Corporate High-Yield Index (40%) is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle ratings of Moody's, Fitch and S&P are Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. Effective with the changes to the Fund's investment objective, strategies and policies on November 5, 2010, the Fund's benchmark index changed to the Credit Suisse High Yield Index. Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(c) The Lipper Closed-End Core Funds Category represents funds that typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Core Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Portfolio Management Review

DWS Dreman Value Income Edge Fund, Inc. (since November 5, 2010, DWS High Income Opportunities Fund, Inc.):

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Value Income Edge Fund, Inc. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Dreman Value Management, LLC ("DVM"), West Palm Beach, Florida, served as the fund's subadvisor for the year ended September 30, 2010. Effective as of the close of business on November 5, 2010, day-to-day portfolio management of the fund transitioned from DVM to DIMA's high yield group led by Gary Russell. Mr. Russell, CFA and a Managing Director of Deutsche Asset Management, joined the firm in 1996 and has more than 13 years of investment industry experience. He holds a BS from West Point and an MBA from New York University, Stern School of Business.

Portfolio Management Team through November 5, 2010

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager

F. James Hutchinson

President and Managing Director of Dreman Value Management, LLC and Portfolio Manager

E. Clifton Hoover, Jr.

Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC and Portfolio Manager

Gary P. Herbert, CFA

Head of High Yield Group and Managing Director of Dreman Value Management, LLC and Portfolio Manager

Karan Chopra

Portfolio Manager

Current Portfolio Manager since November 5, 2010

Gary Russell, CFA

Portfolio Manager

Recent Developments

On October 4, 2010, the fund announced that its Board of Directors had approved certain changes to the fund's investment objective, strategies and policies. The Board also approved the termination of the fund's sub-advisory agreement with Dreman Value Management LLC; the transition of day-to-day portfolio management to DIMA's high-yield group led by Gary Russell; and a change in the fund's name to "DWS High Income Opportunities Fund, Inc." The investment objective and strategy changes, the transition of portfolio management and the change in the fund's name became effective as of the close of business on November 5, 2010.

The fund's new investment objectives are to seek high current income with a secondary objective of total return. As a result of this change to its objective and the related changes to its investment strategies and policies, the fund will no longer pursue a quantitative long/short hedge strategy.

In addition to the above-described changes, the Board also authorized the fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price equal to 99% of the fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the next business day after the date on which the offer expired. The tender offer commenced on October 22, 2010 and terminated on November 19, 2010.

Lastly, the Board approved an enhancement to the current program for the fund to purchase its own shares on the open market, which will be in effect from December 1, 2010 until May 31, 2011. Under the enhanced program, during times when the fund's common shares are trading on the New York Stock Exchange at a discount to net asset value per share in excess of 5%, the fund will repurchase up to a maximum of 2% of its total outstanding common shares per month. This enhanced repurchase program is in addition to the previously announced one-year extension of the fund's existing repurchase program.

The above-described initiatives are intended to enhance the liquidity of shareholders' investments in the fund and to address persistent fund trading discounts and long-term performance issues. For further information regarding these recent developments, see the Other Information section of this report as well as Note H. Tender Offer and Note G. Share Repurchases in the Notes to Financial Statements.

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team (i.e., the DVM Management Team, which stopped managing the fund's portfolio as of November 5, 2010) only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Although the past year was characterized by rapidly shifting investor sentiment and concerns about a possible double-dip recession in the world economy, the market environment ultimately proved favorable for the asset classes in which the fund is invested. On a net asset value basis, the fund's total return for the 12-month period ended September 30, 2010 was 18.67%. On a market price basis, the return for the same period was 28.42%. The net asset value (NAV) as of September 30, 2010 was $15.03, compared with $13.58 as of September 30, 2009. The fund outperformed the 14.14% return of its blended benchmark. (Past performance is no guarantee of future results. Please see pages 4 through 4 for complete performance information.)

Positive and Negative Factors in Fund Performance

As of September 30, 2010, the fund's target allocations were as follows: 80% in high-yield bonds and convertibles; 7% in energy trusts, which provide income, upside potential and a hedge against inflation; and 13% in the fund's hedge strategy, which included a futures overlay position and a long/short portfolio. All segments of the fund's portfolio added to performance during the past year. The fund's income strategy that was in effect during the past year proved particularly effective in that it enabled the fund to boost its dividend on three separate occasions.

The primary factor behind the fund's strong performance for the year was the effectiveness of the income strategy, where the fund's position in high-yield bonds delivered an excellent total return. The high-yield sector has outperformed as yield-hungry investors seek alternatives to the extremely low yields in government bonds and short-term investments. There have been more than just technical factors at work. However, the asset class has been energized by the strong — and improving — balance sheets of high-yield companies, rising merger and acquisition activity, and a plunge in the default rate to below 2%. In comparison, the default rate stood at 19.7% one year ago and 16.4% at the beginning of 2010.1

The fund was well positioned to take advantage of the strong performance in high yield. It held a bifurcated position, with a balance between higher-quality issuers and higher-yielding single B- and CCC-rated bonds with coupons in the 9-11% range.2,3 Bonds in the latter group have helped the fund to maintain a high yield in the fund as a whole, since yields on some higher-quality issues have fallen below 6% in the strong market. The fund's top individual contributors for the year were Allis Chalmers Energy, Inc., Compton Petroleum Finance Corp. and Neiman Marcus.*

In terms of its positioning in high yield, the fund actively traded around its core positions by taking profits in holdings that rallied and reallocating the proceeds to more reasonably valued issues. Another key shift was the decision to realize profits in the fund's position in syndicated loans and reallocate the proceeds to convertible securities.4 The fund's positions in syndicated loans had posted modest gains through the market recovery, so the portfolio management team saw better relative value opportunities in select convertibles that had underperformed in the first half of the year, such as Ford Motor* and Mylan, Inc.

The portion of the fund invested in energy trusts also produced both an attractive yield and an element of capital appreciation. The portfolio management team looked to buy trusts that offered the combination of predictable production results, high proven reserves and a history of acquisitions that have added value. This approach worked well, with all but one of the holdings in this segment of the fund — NAL Oil & Gas Trust — producing a positive total return. The largest contributors among energy trusts were Harvest Energy* and Bonavista Energy Trust.

The fund's hedge strategy that was in effect during the past year was a net positive for performance. The strategy, which seeks to establish long positions in low P/E stocks and take short positions in higher P/E stocks, detracted slightly due to the strong relative performance of the more richly valued stocks in the market. However, this was more than offset by effective positioning in the fund's futures overlay strategy. The fund held a long position in S&P® futures for the entire year, which enabled it to participate in the strong performance of the US stock market.

The fund employed leverage throughout the period, meaning that it took advantage of low rates to borrow money and increase its investable assets. The fund used $26.7 million of leverage on average during the past year. This strategy helped the fund's return by increasing its market exposure at a time of strong performance for the financial markets.

1 Moody's trailing 12-month U.S. speculative bond par default rate incorporates the last 12 months of data (as opposed to one month or three months, for instance). The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

2 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

3 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value.

4 Syndicated loans are large bank loans that are resold to investors. While these loans typically carry high yields, they are above high-yield bonds in the capital structure. Convertible securities are securities (usually bonds or preferred stock) that can be exchanged for another form of security (usually common stock).

* Not held in the portfolio as of September 30, 2010.

Portfolio Summary

Asset Allocation (As a % of Total Long and Short Positions)	9/30/10	9/30/09

Corporate Bonds	89%	75%
Common Stocks: Long Positions	16%	16%
Short Positions	(7)%	(6)%
Convertible Preferred Stocks	1%	1%
Preferred Stocks	1%	—
Loan Participations and Assignments	—	8%
Cash Equivalents	—	6%
	100%	100%
Long Position Sector Diversification (As a % of Total Long Positions, excluding Cash Equivalents)	9/30/10	9/30/09

Consumer Discretionary	17%	26%
Industrials	17%	9%
Energy	16%	21%
Financials	15%	14%
Materials	10%	8%
Health Care	9%	8%
Consumer Staples	5%	5%
Information Technology	5%	4%
Telecommunications Services	5%	—
Utilities	1%	5%
	100%	100%

Asset allocation and sector diversification exclude futures and are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	9/30/10	9/30/09

Industrials	21%	9%
Information Technology	20%	30%
Consumer Discretionary	18%	12%
Energy	16%	5%
Financials	11%	13%
Health Care	5%	7%
Materials	5%	16%
Consumer Staples	3%	5%
Telecommunications Services	1%	1%
Utilities	—	2%
	100%	100%

Sector diversification excludes futures and is subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of September 30, 2010

	Shares	Value ($)

Long Positions 110.4%
Common Stocks 16.9%
Consumer Discretionary 0.6%
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	4,487	230,407
Household Durables 0.1%
Newell Rubbermaid, Inc.	18,092	322,219
Leisure Equipment & Products 0.1%
Eastman Kodak Co.*	47,496	199,483
Media 0.1%
Gannett Co., Inc.	16,646	203,581
Viacom, Inc. "B"	7,955	287,891
		491,472
Specialty Retail 0.2%
AutoZone, Inc.*	1,589	363,738
Best Buy Co., Inc.	6,465	263,966
GameStop Corp. "A"*	12,551	247,380
		875,084
Consumer Staples 0.7%
Beverages 0.2%
Constellation Brands, Inc. "A"*	16,727	295,901
Molson Coors Brewing Co. "B"	6,538	308,724
		604,625
Food & Staples Retailing 0.1%
Kroger Co.	12,696	274,996
SUPERVALU, Inc.	16,487	190,095
		465,091
Food Products 0.1%
Archer-Daniels-Midland Co.	9,516	303,751
Dean Foods Co.*	17,527	178,950
		482,701
Tobacco 0.3%
Altria Group, Inc.	13,402	321,916
Lorillard, Inc.	3,655	293,533
Reynolds American, Inc.	5,094	302,533
		917,982
Energy 8.1%
Energy Equipment & Services 0.1%
Diamond Offshore Drilling, Inc.	3,096	209,816
Rowan Companies, Inc.*	9,447	286,811
		496,627
Oil, Gas & Consumable Fuels 8.0%
Apache Corp.	2,709	264,832
ARC Energy Trust (Units) (a)	211,800	4,240,236
Bonavista Energy Trust (Units) (a)	200,000	4,643,794
Chesapeake Energy Corp.	11,633	263,487
Chevron Corp.	3,627	293,968
ConocoPhillips	5,374	308,629
Crescent Point Energy Corp. (a)	257,548	9,485,493
Devon Energy Corp.	4,268	276,310
El Paso Corp.	25,369	314,068
ExxonMobil Corp.	4,106	253,710
Freehold Royalty Trust (Units)	200,000	3,444,000
Marathon Oil Corp.	8,692	287,705
Murphy Oil Corp.	4,894	303,037
NAL Oil & Gas Trust (Units)	344,500	3,860,516
Pengrowth Energy Trust (Units)	80,000	884,800
		29,124,585
Financials 1.3%
Capital Markets 0.1%
Morgan Stanley	9,389	231,720
The Goldman Sachs Group, Inc.	1,612	233,063
		464,783
Consumer Finance 0.1%
SLM Corp.*	21,965	253,696
Diversified Financial Services 0.1%
The NASDAQ OMX Group, Inc.*	13,021	252,998
Insurance 0.9%
Aflac, Inc.	5,065	261,911
Allstate Corp.	8,511	268,522
Assurant, Inc.	7,999	325,559
Chubb Corp.	5,304	302,275
Hartford Financial Services Group, Inc.	9,676	222,064
Lincoln National Corp.	8,958	214,276
Loews Corp.	7,377	279,588
MetLife, Inc.	6,345	243,965
Principal Financial Group, Inc.	9,415	244,037
Prudential Financial, Inc.	4,545	246,248
The Travelers Companies, Inc.	5,098	265,606
Torchmark Corp.	5,139	273,087
Unum Group	11,102	245,909
XL Group PLC	14,550	315,153
		3,708,200
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	19,407	237,930
Health Care 0.9%
Biotechnology 0.1%
Amgen, Inc.*	4,596	253,286
Cephalon, Inc.*	4,057	253,319
		506,605
Health Care Providers & Services 0.4%
CIGNA Corp.	7,518	268,994
Coventry Health Care, Inc.*	11,125	239,521
Humana, Inc.*	5,880	295,411
UnitedHealth Group, Inc.	8,418	295,556
WellPoint, Inc.*	4,272	241,966
		1,341,448
Pharmaceuticals 0.4%
Bristol-Myers Squibb Co.	10,300	279,233
Eli Lilly & Co.	7,592	277,336
Forest Laboratories, Inc.*	8,769	271,225
Merck & Co., Inc.	7,363	271,032
Pfizer, Inc.	16,035	275,321
		1,374,147
Industrials 0.4%
Aerospace & Defense 0.3%
General Dynamics Corp.	3,562	223,729
L-3 Communications Holdings, Inc.	3,001	216,883
Lockheed Martin Corp.	3,304	235,509
Northrop Grumman Corp.	4,194	254,282
Raytheon Co.	4,814	220,048
		1,150,451
Commercial Services & Supplies 0.1%
Pitney Bowes, Inc.	11,247	240,461
Information Technology 1.0%
Communications Equipment 0.1%
Harris Corp.	5,791	256,483
Computers & Peripherals 0.2%
Hewlett-Packard Co.	5,174	217,670
Lexmark International, Inc. "A"*	7,622	340,094
Western Digital Corp.*	7,053	200,235
		757,999
Electronic Equipment, Instruments & Components 0.1%
Corning, Inc.	13,607	248,736
Jabil Circuit, Inc.	16,986	244,768
		493,504
IT Services 0.2%
Computer Sciences Corp.	5,047	232,162
Fidelity National Information Services, Inc.	11,732	318,289
International Business Machines Corp.	2,144	287,596
		838,047
Office Electronics 0.1%
Xerox Corp.	28,205	291,922
Semiconductors & Semiconductor Equipment 0.2%
Micron Technology, Inc.*	26,519	191,202
Teradyne, Inc.*	24,620	274,267
Texas Instruments, Inc.	11,238	304,999
		770,468
Software 0.1%
Symantec Corp.*	16,246	246,452
Materials 2.6%
Chemicals 2.3%
LyondellBasell Industries NV "A"*	350,000	8,365,000
Containers & Packaging 0.2%
Ball Corp.	5,152	303,195
Owens-Illinois, Inc.*	7,738	217,128
Pactiv Corp.*	10,921	360,175
		880,498
Metals & Mining 0.1%
Freeport-McMoRan Copper & Gold, Inc.	3,292	281,104
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
AT&T, Inc.	10,642	304,361
CenturyLink, Inc.	7,755	306,012
		610,373
Utilities 1.2%
Electric Utilities 0.6%
Allegheny Energy, Inc.	11,957	293,186
American Electric Power Co., Inc.	8,046	291,506
Edison International	8,048	276,771
Exelon Corp.	6,277	267,275
FirstEnergy Corp.	7,035	271,129
NextEra Energy, Inc.	5,690	309,479
PPL Corp.	9,924	270,230
		1,979,576
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	25,000	283,750
Constellation Energy Group, Inc.	7,833	252,536
NRG Energy, Inc.*	13,158	273,950
		810,236
Multi-Utilities 0.4%
Ameren Corp.	10,544	299,449
CenterPoint Energy, Inc.	19,150	301,038
CMS Energy Corp.	17,788	320,540
Public Service Enterprise Group, Inc.	9,316	308,173
Sempra Energy	5,511	296,492
		1,525,692
Total Common Stocks (Cost $51,995,488)		61,848,349

Preferred Stock 0.8%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $2,670,000)	3,000	2,700,657

Convertible Preferred Stocks 1.3%
Energy 0.6%
Apache Corp., Series D, 6.0%*	40,000	2,320,000
Financials 0.7%
Fannie Mae, Series 08-1, 8.75%*	1,500,000	615,000
Hartford Financial Services Group, Inc., Series F, 7.25%	80,000	1,897,600
		2,512,600
Total Convertible Preferred Stocks (Cost $79,185,000)		4,832,600
	Principal Amount ($)	Value ($)

Corporate Bonds 91.4%
Consumer Discretionary 18.7%
Cablevision Systems Corp.:
7.75%, 4/15/2018	7,250,000	7,666,875
8.0%, 4/15/2020	2,500,000	2,690,625
CKE Restaurants, Inc., 144A, 11.375%, 7/15/2018	7,000,000	7,175,000
Diamond Resorts Corp., 144A, 12.0%, 8/15/2018	5,000,000	4,912,500
Eastman Kodak Co., 144A, 9.75%, 3/1/2018	2,000,000	1,940,000
Gray Television, Inc., 10.5%, 6/29/2015	8,000,000	7,990,000
H&E Equipment Services, Inc., 8.375%, 7/15/2016	20,000,000	20,000,000
Hertz Corp., 144A, 7.5%, 10/15/2018	6,000,000	6,000,000
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015	2,250,000	2,390,625
Standard Pacific Corp., 8.375%, 5/15/2018	2,500,000	2,500,000
Stoneridge, Inc., 144A, 9.5%, 10/15/2017 (b)	5,100,000	5,227,500
		68,493,125
Consumer Staples 5.8%
Alliance One International, Inc., 10.0%, 7/15/2016	14,000,000	15,155,000
Tyson Foods, Inc., 3.25%, 10/15/2013	5,000,000	5,893,750
		21,048,750
Energy 9.6%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014	15,000,000	15,150,000
Chaparral Energy, Inc., 144A, 9.875%, 10/1/2020	5,500,000	5,568,750
Dynegy Holdings, Inc., 7.75%, 6/1/2019	15,000,000	10,275,000
Hercules Offshore, Inc., 144A, 10.5%, 10/15/2017	5,000,000	4,150,000
		35,143,750
Financials 12.4%
Compton Petroleum Finance Corp., 7.625%, 12/1/2013	22,751,000	19,793,370
DJO Finance LLC, 11.75%, 11/15/2014	10,000,000	10,475,000
Reynolds Group Issuer, Inc., 144A, 8.5%, 5/15/2018	5,000,000	4,887,500
SLM Corp., Series A, 8.45%, 6/15/2018	10,000,000	10,100,640
		45,256,510
Health Care 9.9%
HEALTHSOUTH Corp., 7.25%, 10/1/2018 (b)	3,250,000	3,315,000
Mylan, Inc., 3.75%, 9/15/2015	5,500,000	8,669,375
Select Medical Corp., 7.625%, 2/1/2015	5,655,000	5,520,694
Tenet Healthcare Corp., 144A, 8.0%, 8/1/2020	6,500,000	6,483,750
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017	2,100,000	2,142,000
144A, 7.0%, 10/1/2020	2,100,000	2,147,250
144A, 7.625%, 3/15/2020	4,250,000	5,397,500
8.375%, 6/15/2016	2,000,000	2,320,000
		35,995,569
Industrials 18.7%
Accuride Corp., 144A, 9.5%, 8/1/2018	8,000,000	8,400,000
AMR Corp., 6.25%, 10/15/2014	6,000,000	5,835,000
Avis Budget Group, Inc., 144A, 3.5%, 10/1/2014	2,000,000	2,080,000
BE Aerospace, Inc., 6.875%, 10/1/2020	8,000,000	8,160,000
Building Materials Corp. of America, 144A, 7.5%, 3/15/2020	6,000,000	6,030,000
Casella Waste Systems, Inc., 9.75%, 2/1/2013	12,740,000	12,835,550
Continental Airlines, Inc., 144A, 6.75%, 9/15/2015	2,250,000	2,280,937
DynCorp International, Inc., 144A, 10.375%, 7/1/2017	9,000,000	8,955,000
Hertz Global Holdings, Inc., 5.25%, 6/1/2014	7,000,000	10,281,250
Navistar International Corp., 3.0%, 10/15/2014	3,000,000	3,371,250
		68,228,987
Information Technology 3.5%
Advanced Micro Devices, Inc., 144A, 7.75%, 8/1/2020	2,000,000	2,065,000
CDW LLC, 144A, 11.0%, 10/12/2015	8,791,555	8,901,449
NXP BV, 3.276%**, 10/15/2013	2,000,000	1,890,000
		12,856,449
Materials 8.5%
ArcelorMittal, 5.0%, 5/15/2014	2,000,000	2,647,500
Ineos Finance PLC, 144A, 9.0%, 5/15/2015	5,250,000	5,479,688
Rhodia SA, 144A, 6.875%, 9/15/2020	4,200,000	4,284,000
Union Carbide Corp., 7.75%, 10/1/2096	10,000,000	9,175,000
Vertellus Specialties, Inc., 144A, 9.375%, 10/1/2015	9,000,000	9,337,500
		30,923,688
Telecommunication Services 4.3%
Intelsat Jackson Holdings SA, 144A, 7.25%, 10/15/2020	5,000,000	5,025,000
Windstream Corp., 144A, 8.125%, 9/1/2018	10,500,000	10,867,500
		15,892,500
Total Corporate Bonds (Cost $334,559,013)		333,839,328

Subordinated Income Notes 0.0%
Preferred Term Securities XVI Ltd., 144A, Income Note, Zero Coupon, 3/23/2035*	3,900,000	0
Preferred Term Securities XVII Ltd., 144A, Income Note, Zero Coupon, 6/23/2035*	3,750,000	0
Preferred Term Securities XVIII Ltd., 144A, Income Note, Zero Coupon, 9/23/2035*	3,750,000	0
Preferred Term Securities XIX Ltd., 144A, Income Note, Zero Coupon, 12/22/2035*	2,500,000	0
Preferred Term Securities XXI Ltd., 144A, Income Note, Zero Coupon, 3/22/2038*	3,750,000	0
Preferred Term Securities XXIII Ltd., 144A, Income Note, Zero Coupon, 12/22/2036*	3,750,000	0
Preferred Term Securities XXIV Ltd., 144A, Income Note, Zero Coupon, 3/22/2037*	7,500,000	0
Total Subordinated Income Notes (Cost $23,162,136)		0
	% of Net Assets	Value ($)

Total Long Positions (Cost $491,571,637)+	110.4	403,220,934
Notes Payable	(13.7)	(50,000,000)
Other Assets and Liabilities, Net	10.8	39,376,835
Securities Sold Short	(7.5)	(27,453,163)
Net Assets	100.0	365,144,606

+ The cost for federal income tax purposes was $492,598,856. At September 30, 2010, net unrealized depreciation for all securities based on tax cost was $89,377,922. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,535,199 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $113,913,121.

	Shares	Value ($)

Common Stocks Sold Short 7.5%
Consumer Discretionary 1.4%
Auto Components 0.1%
Goodyear Tire & Rubber Co.	21,756	233,877
Automobiles 0.1%
Harley-Davidson, Inc.	9,797	278,627
Hotels Restaurants & Leisure 0.3%
International Game Technology	14,905	215,377
Marriott International, Inc. "A"	8,725	312,617
Starbucks Corp.	11,331	289,847
Starwood Hotels & Resorts Worldwide, Inc.	5,896	309,835
		1,127,676
Household Durables 0.2%
D.R. Horton, Inc.	21,825	242,694
Harman International Industries, Inc.	5,879	196,417
Leggett & Platt, Inc.	12,708	289,234
Lennar Corp. "A"	15,979	245,757
		974,102
Internet & Catalog Retail 0.2%
Amazon.com, Inc.	2,025	318,046
Priceline.com, Inc.	1,078	375,511
		693,557
Media 0.3%
Discovery Communications, Inc. "A"	8,139	354,453
Interpublic Group of Companies, Inc.	33,053	331,522
Scripps Networks Interactive "A"	6,201	295,044
		981,019
Multiline Retail 0.1%
J.C. Penney Co., Inc.	8,548	232,335
Specialty Retail 0.1%
Abercrombie & Fitch Co. "A"	6,025	236,903
Urban Outfitters, Inc.	7,224	227,122
		464,025
Consumer Staples 0.2%
Food & Staples Retailing 0.1%
Whole Foods Market, Inc.	7,607	282,296
Food Products 0.1%
Mead Johnson Nutrition Co.	5,285	300,769
Personal Products 0.0%
Estee Lauder Companies, Inc. "A"	4,239	268,032
Energy 1.2%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	11,015	469,239
FMC Technologies, Inc.	4,255	290,574
Halliburton Co.	9,127	301,830
Schlumberger Ltd.	8,806	542,537
		1,604,180
Oil, Gas & Consumable Fuels 0.7%
Anadarko Petroleum Corp.	3,776	215,421
Cabot Oil & Gas Corp.	7,473	225,012
Denbury Resources, Inc.	16,301	259,023
EOG Resources, Inc.	2,959	275,098
EQT Corp.	6,707	241,854
ExxonMobil Corp.	4,137	255,625
Noble Energy, Inc.	3,767	282,864
Pioneer Natural Resources Co.	4,883	317,542
Range Resources Corp.	5,867	223,709
Sunoco, Inc.	9,256	337,844
		2,633,992
Financials 0.8%
Capital Markets 0.1%
Charles Schwab Corp.	14,714	204,525
Legg Mason, Inc.	9,592	290,733
T. Rowe Price Group, Inc.	5,003	250,475
		745,733
Commercial Banks 0.1%
BB&T Corp.	8,490	204,439
Diversified Financial Services 0.2%
Citigroup, Inc.	67,901	264,814
CME Group, Inc.	870	226,591
IntercontinentalExchange, Inc.	2,451	256,669
		748,074
Real Estate Investment Trusts 0.2%
AvalonBay Communities, Inc. (REIT)	3,185	331,017
Host Hotels & Resorts, Inc. (REIT)	18,771	271,804
Plum Creek Timber Co., Inc. (REIT)	7,068	249,501
		852,322
Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. "A"	17,350	317,158
Thrifts & Mortgage Finance 0.1%
People's United Financial, Inc.	17,606	230,463
Health Care 0.4%
Biotechnology 0.1%
Celgene Corp.	4,438	255,673
Health Care Equipment & Supplies 0.1%
Intuitive Surgical, Inc.	790	224,155
Health Care Providers & Services 0.1%
Express Scripts, Inc.	5,404	263,175
Medco Health Solutions, Inc.	4,260	221,776
Tenet Healthcare Corp.	48,077	226,923
		711,874
Pharmaceuticals 0.1%
Allergan, Inc.	4,210	280,091
Industrials 1.5%
Air Freight & Logistics 0.2%
C.H. Robinson Worldwide, Inc.	4,924	344,286
Expeditors International of Washington, Inc.	7,449	344,367
United Parcel Service, Inc. "B"	4,270	284,767
		973,420
Airlines 0.1%
Southwest Airlines Co.	20,802	271,882
Building Products 0.1%
Masco Corp.	17,719	195,086
Commercial Services & Supplies 0.1%
Iron Mountain, Inc.	10,036	224,204
Stericycle, Inc.	5,046	350,596
		574,800
Construction & Engineering 0.1%
Quanta Services, Inc.	14,353	273,855
Electrical Equipment 0.2%
Emerson Electric Co.	5,463	287,681
Rockwell Automation, Inc.	4,879	301,181
Roper Industries, Inc.	4,726	308,041
		896,903
Industrial Conglomerates 0.1%
Textron, Inc.	12,953	266,314
Machinery 0.3%
Caterpillar, Inc.	4,375	344,225
Cummins, Inc.	4,439	402,084
PACCAR, Inc.	6,345	305,512
Parker Hannifin Corp.	4,248	297,615
		1,349,436
Professional Services 0.1%
Robert Half International, Inc.	9,037	234,962
Road & Rail 0.1%
Ryder System, Inc.	7,095	303,453
Trading Companies & Distributors 0.1%
Fastenal Co.	5,730	304,779
Information Technology 1.5%
Communications Equipment 0.3%
JDS Uniphase Corp.	21,965	272,146
Juniper Networks, Inc.	8,963	272,027
Motorola, Inc.	39,174	334,154
Tellabs, Inc.	36,328	270,644
		1,148,971
Electronic Equipment, Instruments & Components 0.1%
FLIR Systems, Inc.	9,818	252,322
Internet Software & Services 0.3%
Akamai Technologies, Inc.	8,752	439,176
Google, Inc. "A"	485	255,008
Yahoo!, Inc.	16,636	235,732
		929,916
IT Services 0.2%
Cognizant Technology Solutions Corp. "A"	5,394	347,751
Paychex, Inc.	8,952	246,091
Visa, Inc. "A"	3,021	224,339
		818,181
Semiconductors & Semiconductor Equipment 0.1%
Advanced Micro Devices, Inc.	29,666	210,925
Software 0.5%
Autodesk, Inc.	9,360	299,239
Citrix Systems, Inc.	5,793	395,315
Electronic Arts, Inc.	14,737	242,129
Novell, Inc.	45,833	273,623
Red Hat, Inc.	9,395	385,195
Salesforce.com, Inc.	3,694	412,989
		2,008,490
Materials 0.4%
Chemicals 0.2%
Airgas, Inc.	4,323	293,748
Dow Chemical Co.	9,300	255,378
Monsanto Co.	3,850	184,531
		733,657
Metals & Mining 0.1%
Allegheny Technologies, Inc.	5,094	236,616
Nucor Corp.	6,060	231,492
		468,108
Paper & Forest Products 0.1%
MeadWestvaco Corp.	10,763	262,402
Telecommunication Services 0.1%
Wireless Telecommunication Services 0.1%
American Tower Corp. "A"	6,454	330,832
Total Common Stocks Sold Short (Proceeds $23,476,445)		27,453,163

* Non-income producing security.

** These securities are shown at their current rate as of September 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

(a) All or a portion of these securities are pledged as collateral for short sales.

(b) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At September 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 Index	USD	12/16/2010	93	26,428,275	983,475
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)
Consumer Discretionary	$ 2,118,665	$ —	$ —	$ 2,118,665
Consumer Staples	2,470,399	—	—	2,470,399
Energy	31,941,212	—	—	31,941,212
Financials	$ 10,130,864	$ —	$ —	$ 10,130,864
Health Care	3,222,200	—	—	3,222,200
Industrials	1,390,912	—	—	1,390,912
Information Technology	3,654,875	—	—	3,654,875
Materials	9,526,602	—	—	9,526,602
Telecommunication Services	610,373	—	—	610,373
Utilities	4,315,504	—	—	4,315,504
Fixed Income Investments (c)
Corporate Bonds	—	333,839,328	—	333,839,328
Subordinated Income Notes	—	—	0	0
Derivatives (d)	983,475	—	—	983,475
Total	$ 70,365,081	$ 333,839,328	$ 0	$ 404,204,409
Liabilities
Investments Sold Short, at Value (c)	$ (27,453,163)	$ —	$ —	$ (27,453,163)
Total	$ (27,453,163)	$ —	$ —	$ (27,453,163)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended September 30, 2010.

(c) See Investment Portfolio for additional detailed categorizations.

(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Subordinated Income Notes
Balance as of September 30, 2009	$ 76,390
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(76,390)
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of September 30, 2010	$ 0
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010	$ (76,390)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2010
Assets
Investments in securities, at value (cost $491,571,637)	$ 403,220,934
Cash	10,937,154
Foreign currency, at value (cost $64,702)	64,636
Deposit with broker for securities sold short	22,994,944
Deposit with broker for open futures contracts	1,011,375
Receivable for investments sold	17,249,001
Receivable for daily variation margin on open futures contracts	983,475
Interest receivable	6,654,690
Dividends receivable	218,626
Foreign taxes recoverable	36,488
Other assets	1,737
Total assets	463,373,060
Liabilities
Notes payable	50,000,000
Payable for investments purchased	11,728,921
Payable for investments purchased — when-issued securities	8,495,000
Payable for securities sold short, at value (proceeds of $23,476,445)	27,453,163
Interest on notes payable	66,626
Dividends payable for securities sold short	20,907
Accrued management fee	285,345
Other accrued expenses and payables	178,492
Total liabilities	98,228,454
Net assets, at value	$ 365,144,606
Net Assets Consist of
Undistributed net investment income	3,345,282
Net unrealized appreciation (depreciation) on: Investments	(88,350,703)
Futures	983,475
Securities sold short	(3,976,718)
Foreign currency	113
Accumulated net realized gain (loss)	(519,081,815)
Paid-in capital	972,224,972
Net assets, at value	$ 365,144,606
Net Asset Value
Class A Net Asset Value per share ($365,144,606 ÷ 24,293,008 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 15.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2010
Investment Income
Interest	$ 28,692,639
Dividends (net of foreign taxes withheld of $311,503)	2,591,418
Income distributions — affiliated cash management vehicles	28,182
Total income	31,312,239
Expenses: Management fee	3,873,413
Administration fee	387,341
Services to shareholders	17,922
Custodian fee	22,948
Directors' fees and expenses	15,859
Legal fees	318,955
Audit and tax fees	73,490
Reports to shareholders	167,819
Interest expense*	662,963
Stock exchange listing fee	53,001
Dividend expense on securities sold short	276,849
Other	39,927
Total expenses before expense reductions	5,910,487
Management fee waiver	(488,269)
Total expenses after expense reductions	5,422,218
Net investment income	25,890,021
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(11,175,404)
Futures	1,479,530
Securities sold short	(8,242,063)
Foreign currency	27,592
(17,910,345)
Change in net unrealized appreciation (depreciation) on: Investments	42,752,515
Futures	404,070
Securities sold short	4,433,365
Foreign currency	(3,452)
47,586,498
Net gain (loss)	29,676,153
Net increase (decrease) in net assets resulting from operations	$ 55,566,174

* Includes $110,650 of borrowing costs on securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended September 30, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 55,566,174
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(540,865,118)
Net purchases, sales and maturities of short-term investments	20,636,946
Net amortization/accretion of premium (discount)	(691,077)
Proceeds from sales and maturities of long-term investments	509,796,802
Purchases to cover securities sold short	(23,746,568)
Proceeds received from securities sold short	25,692,339
(Increase) decrease in receivable for investments sold	(17,015,089)
(Increase) decrease in interest receivable	(161,839)
(Increase) decrease in dividends receivable	(34,591)
(Increase) decrease in other assets	(36,343)
Increase (decrease) in payable for investments purchased and investments purchased — when-issued securities	20,223,921
Increase in receivable/payable for daily variation margin on open futures contracts	(1,017,675)
Increase (decrease) in dividends payable for securities sold short	1,170
Change in unrealized (appreciation) depreciation on investments	(42,752,515)
Change in unrealized (appreciation) depreciation on securities sold short	(4,433,365)
Increase (decrease) in interest on notes payable	3,991
Increase (decrease) in other accrued expenses and payables	(14,877)
Net realized (gain) loss on securities sold short	8,242,063
Net realized (gain) loss from investments	11,175,404
Cash provided (used) by operating activities	$ 20,569,753
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	35,000,000
Shares repurchased from shareholders	(19,053,121)
Distributions paid to shareholders	(21,910,540)
Cash provided (used) for financing activities	(5,963,661)
Increase (decrease) in cash	14,606,092
Cash at beginning of period*	20,402,017
Cash at end of period*	$ 35,008,109
Supplemental disclosure
Interest paid on notes	(548,322)

* Includes foreign currency and deposits with broker for securities sold short and open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2010	2009
Operations: Net investment income	$ 25,890,021	$ 30,256,082
Net realized gain (loss)	(17,910,345)	(314,934,698)
Change in net unrealized appreciation (depreciation)	47,586,498	137,598,066
Net increase (decrease) in net assets resulting from operations	55,566,174	(147,080,550)
Distributions to shareholders from: Net investment income	(21,910,540)	(37,118,458)
Return of capital	—	(1,457,465)
Total distributions	(21,910,540)	(38,575,923)
Fund share transactions: Cost of shares repurchased	(18,941,231)	(2,841,550)
Net increase (decrease) in net assets from Fund share transactions	(18,941,231)	(2,841,550)
Increase (decrease) in net assets	14,714,403	(188,498,023)
Net assets at beginning of period	350,430,203	538,928,226
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $3,345,282 and $659,857, respectively)	$ 365,144,606	$ 350,430,203
Other Information
Shares outstanding at beginning of period	25,800,109	26,070,213(a)
Shares repurchased	(1,507,101)	(270,104)(a)
Shares outstanding at end of period	24,293,008	25,800,109(a)

(a) Shares for the year ended September 30, 2009 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2010	2009[g]	2008[g]	2007[a,g]
Selected Per Share Data
Net asset value, beginning of period	$13.58	$ 20.67	$ 35.83	$ 38.20[d]
Income (loss) from investment operations: Net investment income[b]	1.03	1.16	2.86	2.76
Net realized and unrealized gain (loss)	1.19	(6.79)	(14.86)	(2.91)
Total from investment operations	2.22	(5.63)	(12.00)	(.15)
Less distributions from: Net investment income	(.88)	(1.42)	(3.18)	(2.16)
Return of capital	—	(.06)	—	—
Total distributions	(.88)	(1.48)	(3.18)	(2.16)
NAV accretion resulting from repurchases of shares at value[b]	.11	.02	.02	.00***
Offering costs charged to paid-in capital	—	—	—	(.06)
Net asset value, end of period	$ 15.03	$ 13.58	$ 20.67	$ 35.83
Market value, end of period	$ 13.40	$ 11.18	$ 16.60	$ 30.04
Total Return
Based on net asset value (%)[c]	18.67[e]	(22.28)	(34.70)	(.23)**
Based on market value (%)[c]	28.42	(20.29)	(37.47)	(20.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	365	350	539	937
Ratio of expenses before fee reductions (including interest expense and dividend expense for securities sold short) (%)	1.64	2.42	2.63	4.17*
Ratio of expenses after fee reductions (including interest expense and dividend expense for securities sold short) (%)	1.50	2.42	2.63	4.17*
Ratio of expenses after fee reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.24	1.54	1.47	1.61*
Ratio of net investment income (%)	7.18	10.40	9.23	8.65*
Portfolio turnover rate (%)	154	27	75	160**
Total debt outstanding, end of period ($ thousands)	50,000	15,000	266,000	—
Asset coverage per $1,000 of debt[f]	8,303	24,362	3,026	—

[a] For the period from November 22, 2006 (commencement of operations) to September 30, 2007.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[d] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.

[e] Total return would have been lower had certain fees not been reduced.

[f] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

[g] Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman Value Income Edge Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. Effective as of the close of business on November 5, 2010, the Fund changed its name to "DWS High Income Opportunities Fund, Inc."

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. For the year ended September 30, 2010, the Fund utilized short sales as part of the hedge strategy that seeks to provide returns that are uncorrelated with the market. Effective as of the close of business on November 5, 2010, the Fund no longer utilizes short sales.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets on the books of its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sales proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset in the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the broker's fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $500,349,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($58,426,000), September 30, 2017 ($198,233,000) and September 30, 2018 ($243,690,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through September 30, 2010, the Fund incurred approximately $17,750,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2011.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures, income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,372,501
Capital loss carryfowards	$ (500,349,000)
Net unrealized appreciation (depreciation) on investments	$ (89,377,922)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2010	2009
Distributions from ordinary income*	$ 21,910,540	$ 37,118,458
Return of capital	$ —	$ 1,457,465

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash position at the Fund's custodian bank and deposits with brokers for securities sold short and open futures contracts at September 30, 2010.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearing house in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2010, the Fund used futures contracts as part of the hedge strategy to provide equity exposure.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. During the year ended September 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $18,952,000 to $27,091,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Equity Contracts (a)	$ 983,475

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Asset of Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 1,479,530

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 404,070

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended September 30, 2010, purchases and sales of investment securities (excluding short-term instruments and short sales transactions) aggregated $540,865,118 and $509,796,802, respectively. Purchases to cover securities sold short and securities sold short aggregated $23,746,568 and $25,692,339, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The management fee payable under the Investment Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the principal amount of any borrowings.

During the year ended September 30, 2010, Dreman Value Management LLC ("DVM") served as the subadvisor for the Fund. DIMA compensated DVM out of the investment management fee it received from the Fund. Effective as of the close of business on November 5, 2010, the sub-advisory agreement with DVM was terminated and day-to-day portfolio management of the Fund transitioned to DIMA.

For the period from December 1, 2009 through September 30, 2011, the Advisor has contractually agreed to waive 0.15% of its management fee.

Accordingly, for the year ended September 30, 2010, the fee pursuant to the Investment Management Agreement aggregated $3,873,413, of which $488,269 was waived, resulting in an annual effective rate of 0.87% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the year ended September 30, 2010, the Administration Fee was $387,341, of which $33,570 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2010, the amount charged to the Fund by DISC aggregated $15,326, of which $5,119 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,233, of which $7,397 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund may invest in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $150,000,000 ($100,000,000 prior to November 5, 2010 and $75,000,000 prior to September 27, 2010) with a maturity date of September 26, 2011. The note bears interest at the higher of the Overnight Federal Funds plus 1.25 percent or the Overnight LIBOR rate plus 1.25 percent or LIBOR Term Rate plus 1.25 percent (1.54% at September 30, 2010). A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations. Prior to September 27, 2010, this fee was paid on the entire credit facility.

At September 30, 2010, the Fund had a notes payable outstanding of $50,000,000. The weighted average outstanding daily balance of all loans during the year ended September 30, 2010 was approximately $26,700,000, with a weighted average borrowing cost of 2.07%. The borrowings were valued at cost, which approximates fair value.

G. Share Repurchases

The Board of Directors previously authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time during each of the periods December 1, 2008 through November 30, 2009 and separately from December 1, 2009 through November 30, 2010, when the Fund's shares traded at a discount to their net asset value. For the period ended November 30, 2010, the Board also ratified the repurchase of 113,166 shares in excess of the 5% limit. During the year ended September 30, 2010, the Fund purchased 1,507,101 shares of common stock on the open market at a total cost of $18,941,231 ($12.57 average per share). The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase was approximately 13.0%.

In addition, the Board of Directors has authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2010 through November 30, 2011.

On October 4, 2010, the Fund announced that the Board has also approved an enhancement to the current program for the Fund to purchase its own shares on the open market, which will be in effect from December 1, 2010 until May 31, 2011. Under the enhanced program, during times when the Fund's common shares are trading on the NYSE at a discount to net asset value per share in excess of 5%, the Fund will repurchase up to a maximum of 2% of its total outstanding common shares per month. This enhanced repurchase program is in addition to the above-referenced one-year extension of the Fund's existing repurchase program, under which the Fund is permitted to purchase an aggregate of up to 5% of its outstanding shares over the period from December 1, 2010 until November 30, 2011. Because repurchases by the Fund are subject to legal limitations, the Fund may not be able to reach the 2% monthly limits under the enhanced program.

H. Tender Offer

On October 4, 2010, the Fund announced that its Board of Directors had authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 99% of its NAV as of the close of trading on the NYSE on the next business day after the date on which the offer expires. The offer commenced on October 22, 2010 and expired on November 19, 2010. As of November 22, 2010, preliminary results indicated that approximately 11,336,712 shares of common stock, or approximately 47% of the Fund's common stock outstanding, were tendered through the stated expiration date, including shares tendered pursuant to notices of guaranteed delivery. (These numbers are subject to adjustment and should not be regarded as final.) No more than a total of 6,073,252 properly tendered shares will be accepted in exchange for cash, at a price per share equal to 99% of the net asset value per share as of the close of the regular trading session of the New York Stock Exchange on November 22, 2010. The final number of shares validly tendered and accepted pursuant to the tender offer and the tender offer price per share will be announced by a press release.

I. Subsequent Events

On October 4, 2010, the Fund announced that its Board of Directors had approved certain changes to the Fund's investment objective, strategies and policies. The Board also approved the termination of the Fund's sub-advisory agreement with Dreman Value Management LLC; the transition of day-to-day portfolio management to DIMA's high-yield group led by Gary Russell; and a change in the Fund's name to "DWS High Income Opportunities Fund, Inc." The investment objective and strategy changes, the transition of portfolio management, and the change in the Fund's name became effective as of the close of business on November 5, 2010.

In addition to the above-described changes, the Board also authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price equal to 99% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the next business day after the date on which the offer expired. The tender offer commenced on October 22, 2010 and terminated on November 19, 2010.

Lastly, the Board approved an enhancement to the current program for the Fund to purchase its own shares on the open market, which will be in effect from December 1, 2010 until May 31, 2011. Under the enhanced program, during times when the Fund's common shares are trading on the New York Stock Exchange at a discount to net asset value per share in excess of 5%, the Fund will repurchase up to a maximum of 2% of its total outstanding common shares per month. This enhanced repurchase program is in addition to the previously announced one-year extension of the Fund's existing repurchase program.

For further information regarding these subsequent events, see the Other Information section of this report as well as Note H. Tender Offer and Note G. Share Repurchases.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Dreman Value Income Edge Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Value Income Edge Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2010, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Value Income Edge Fund, Inc. at September 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 23, 2010

Tax Information (Unaudited)

For corporate shareholders, 10% of the income dividends paid during the Fund's fiscal year ended September 30, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,193,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

On October 4, 2010, the Fund announced that its Board of Directors had approved certain changes to the Fund's investment objective, strategies and policies. The Board also approved the termination of the Fund's sub-advisory agreement with Dreman Value Management LLC; the transition of day-to-day portfolio management to DIMA's high-yield group led by Gary Russell; and a change in the Fund's name to "DWS High Income Opportunities Fund, Inc." The investment objective and strategy changes, the transition of portfolio management and the change in the Fund's name became effective as of the close of business on November 5, 2010. More information regarding the Fund's new investment approach is set forth below.

In addition to the above-described changes, the Board also authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price equal to 99% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the next business day after the date on which the offer expired. The tender offer commenced on October 22, 2010 and terminated on November 19, 2010. See Note H. Tender Offer in the Notes to Financial Statements.

Lastly, the Board approved an enhancement to the current program for the Fund to purchase its own shares on the open market, which will be in effect from December 1, 2010 until May 31, 2011. Under the enhanced program, during times when the Fund's common shares are trading on the New York Stock Exchange at a discount to net asset value per share in excess of 5%, the Fund will repurchase up to a maximum of 2% of its total outstanding common shares per month. This enhanced repurchase program is in addition to the previously announced one-year extension of the Fund's existing repurchase program. See Note G. Share Repurchases in the Notes to Financial Statements.

The above-described initiatives are intended to enhance the liquidity of shareholders' investments in the Fund and to address the Fund's persistent trading discount and long-term performance issues. The above-mentioned changes to the Fund's investment approach, the tender offer and the enhanced stock repurchase program are also contemplated by a Liquidity Program and Standstill Agreement recently entered into by and among DIMA, Western Investment, LLC ("Western") and certain parties associated with Western.

New Investment Objectives and Strategies

Under its new strategies, the Fund's assets will be invested primarily in securities designed to generate income. Accordingly, the Fund may invest in a greater variety of income producing securities and may invest more heavily in below-investment-grade securities and securities whose issuers are located in countries with new or emerging securities markets. As a result, in connection with these strategy changes, the Board has approved the elimination of the Fund's current investment policy of only investing up to 30% of its managed assets in securities of foreign issuers. In addition, the Board has approved the elimination of the Fund's policy that, under normal circumstances, the Fund will allocate at least 10%, but not more than 40%, of its managed assets to its "hedge strategy," i.e., its quantitative long/short strategy designed to seek returns that are uncorrelated with the market (the "Hedge Strategy"). In short, due to the changes in its investment objective, strategies and policies, the Fund will no longer pursue the Hedge Strategy.

New Investment Objectives. As noted above, the Fund's new investment objectives are to seek high current income with a secondary objective of total return.

New Principal Investment Strategies. The Fund will pursue its new investment objectives by investing primarily in securities designed to generate income, with the potential for capital appreciation being a secondary consideration. The Fund may invest in a broad range of income-producing securities, including, but not limited to, domestic and foreign debt securities of any credit quality or maturity (including below-investment-grade debt securities and debt securities of issuers located in countries with new or emerging securities markets), convertible securities (including convertible bonds), dividend-paying common stocks, preferred stocks, and securities of real estate investment trusts ("REITs"), energy trusts and other investment companies. The Fund may invest in debt securities not paying interest currently and securities in default. In addition, the Fund may invest in senior bank loans, including bank loan participations and assignments. The Fund may buy or sell protection on credit exposure and may also purchase securities on a when-issued basis and engage in short sales. The Fund may invest in cash or money market instruments in the event portfolio management determines that securities meeting the Fund's investment objectives are not readily available for purchase.

In selecting securities for the Fund, portfolio management will use primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market and what it considers macro trends in the economy. Portfolio management may also use independent credit research, management visits and conference calls as part of its analysis process.

Other Techniques. The Fund is permitted, but not required, to use various types of derivative products (contracts whose value depends on, for example, indexes, currencies or securities). Derivatives may be used for hedging or risk management or for non-hedging purposes to seek to enhance potential returns. The Fund also may use derivatives when portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to maintain exposure to a market. The Fund may also invest in mortgage-backed securities.

Leverage. The Fund may borrow or issue debt or preferred stock for leverage purposes to the maximum extent permitted under the 1940 Act. Effective as of November 5, 2010, the Fund increased the amount of its existing secured line of credit from $100,000,000 up to $150,000,000. The note bears interest at the higher of the Overnight Federal Funds Rate plus 1.25 percent or the Overnight LIBOR rate plus 1.25 percent or LIBOR Term Rate plus 1.25 percent.

Risks. The Fund's new investment strategies will be subject to risk, including credit risk, below-investment-grade securities risk, interest rate risk, foreign investment risk, emerging market risk, sector risk, dividend and distribution risk, leverage risk, prepayment and extension risk, illiquid securities risk, non-diversified status risk, investment company risk, common stock risk, preferred stock risk, energy trust risk, REIT risk, convertible securities risk, short sale risk, and derivatives risk. The Fund was also subject to these risks under its prior investment strategy.

Stockholder Meeting Results (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of DWS Dreman Value Income Edge Fund, Inc. (the "Fund") was held on May 24, 2010 at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017. At the close of business on April 9, 2010, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 25,128,908 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities.

At the Meeting, the holders of 12,985,569 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. Although a quorum was present, none of the Class III Director nominees received a sufficient number of votes to be elected as Director. In accordance with Maryland law and the Fund's by-laws, each of the four incumbent Class III Directors (Jean Gleason Stromberg, Henry P. Becton, Jr., Paul K. Freeman and William McClayton) will continue to serve as a Class III Director until such time as successors are elected and qualify. The non-binding stockholder proposal requesting that the Board take the necessary steps to declassify the Board received a majority of votes cast at the Meeting. The Board will consider the proposal before the 2011 Annual Meeting of Stockholders.

1. Election of four Class III Board Members.

Number of Votes:
	For	Against
Henry P. Becton, Jr.	5,122,239	842,682
Paul K. Freeman	5,125,726	839,195
William McClayton	5,123,801	841,120
Jean Gleason Stromberg	5,125,212	839,709
Robert H. Daniels	6,937,798	82,850
Gregory R. Dube	6,940,198	80,450
Arthur D. Lipson	6,937,048	83,600
William J. Roberts	5,413,666	1,606,982

2. Consideration of a stockholder proposal requesting that the Board of the Fund take the necessary steps to declassify the Fund's Board of Directors.

For	Against	Abstain	Broker Non-Votes
8,210,980	3,888,620	270,426	615,543

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). Computershare Inc. (the "Plan Agent") has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 349-4281.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to the Fund's transfer agent and dividend-disbursing agent at the following address:

DWS Dreman Value Income Edge Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Dreman Value Management LLC ("DVM") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Fund Repositioning. In connection with the Board's consideration of the Agreements in September 2010, the Board noted that DWS was reviewing various alternatives for addressing the Fund's persistent trading discount and long-term underperformance. DWS informed the Board that it intended to present a proposal to the Board by October 2010 to reposition the Fund as a pure high-yield fund and to transition portfolio management for the Fund from DVM to DWS's high-yield team, but was not prepared to make a formal proposal at the September 2010 Board meeting. The Board considered the contemplated Fund repositioning as part of its consideration of the renewal of the Agreements. The Fund's new investment objectives, strategies and policies and changes in portfolio management that were approved by the Board are described above under the heading Other Information.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2009, the Fund's performance was in the 1st quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also considered supplemental information provided by DWS comparing the Fund's performance to the average performance of other closed-end funds in the Morningstar Conservative Allocation category. DWS stated that the Morningstar Conservative Allocation category is a more appropriate peer benchmark as opposed to the Lipper universe because the average weighting to fixed-income securities for funds in the Morningstar Conservative Allocation category more closely corresponds to the Fund's fixed-income weighting. Based on the supplemental information provided, the Board noted that for the three-year period ended August 31, 2010, the Fund was the worst-performing fund in the Morningstar Conservative Allocation category and was in the 4th quartile of the category on a year-to-date basis through August 31, 2010. The Board considered that DWS's proposal to reposition the Fund as a pure high-yield fund, including the transition of portfolio management to DWS's high-yield team, was intended to address the Fund's disappointing performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the management fee and administrative services fee are charged on managed assets and the management fees received by DWS will be higher during periods in which the Fund uses leverage. The Board considered that the Fund currently employs leverage through borrowings. With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that after the first three years of the Fund's operations (i.e., on December 1, 2009) the sub-advisory fee rate increased pursuant to the terms of the Sub-Advisory Agreement. The Board considered DWS's representation that the lower sub-advisory fee rate for the first three years of the Fund's operations was intended to be the way in which DVM shared in the up-front costs incurred in connection with the Fund's creation and launch. The Board also considered that DWS has agreed to pay DVM certain minimum sub-advisory fees for the first six years of the Fund's operations subject to the terms and conditions set forth in the Sub-Advisory Agreement. The Board noted that, like the management fee and administrative services fee, the sub-advisory fee is charged on managed assets and, therefore, the sub-advisory fees received by DVM will be higher during periods in which the Fund uses leverage. The Board noted that the Fund's total (net) operating expenses, including leverage costs and based on managed assets, were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009). The Board noted that, in connection with the 2010 contract renewal process, DWS had agreed to reduce the Fund's contractual management fee rate by 0.15% through September 30, 2011. The Board also noted that DVM agreed to waive 0.15% of its sub-advisory fee through September 30, 2011.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of the sub-advisor with respect to the Fund. The Board noted that DWS pays the sub-advisor's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by an affiliate of DWS for administrative services provided to the Fund. The Board also considered the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of September 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Interested Board Member and Officer[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1,5]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke[7] (1967) Board Member since 2010 Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

56
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	DHG
CUSIP Number	23339M204

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN VALUE INCOME EDGE FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$66,702	$0	$11,500	$0
2009	$62,692	$0	$8,549	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$307,930	$0
2009	$0	$420,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)(C)	Total of (A), (B) and (C)
2010	$11,500	$307,930	$645,807	$965,237
2009	$8,549	$420,000	$719,000	$1,147,549

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors,including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., Richard J. Herring and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

_______________

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES
1.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)

adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)

voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight. 2

_______________

[2]

The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue;
•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.	Conflict of Interest Procedures
A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

_______________

[3]

As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•

Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
-	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
-	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
-	Analyst worksheets created for stock option plan and share increase analyses.
-	Proxy Edge print-screen of actual vote election.
•

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

-	The name of the issuer of the portfolio security;
-	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
-	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
-	The shareholder meeting date;
-	A brief identification of the matter voted on;
-	Whether the matter was proposed by the issuer or by a security holder;
-	Whether the company cast its vote on the matter;
-	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
-	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2008

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives
A	Election Of Directors
B	Classified Boards Of Directors
C	Board And Committee Independence
D	Liability And Indemnification Of Directors
E	Qualifications Of Directors
F	Removal Of Directors And Filling Of Vacancies
G	Proposals To Fix The Size Of The Board
H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
J	Proposals to Establish Audit Committees
II	Capital Structure
A	Authorization Of Additional Shares
B	Authorization Of “Blank Check” Preferred Stock
C	Stock Splits/Reverse Stock Splits
D	Dual Class/Supervoting Stock
E	Large Block Issuance
F	Recapitalization Into A Single Class Of Stock
G	Share Repurchases
H	Reductions In Par Value
III	Corporate Governance Issues
A	Confidential Voting
B	Cumulative Voting
C	Supermajority Voting Requirements
D	Shareholder Right To Vote
IV	Compensation
A	Establishment of a Remuneration Committee
B	Executive And Director Stock Option Plans
C	Employee Stock Option/Purchase Plans
D	Golden Parachutes
E	Proposals To Limit Benefits Or Executive Compensation
F	Option Expensing
G	Management board election and motion
H	Remuneration (variable pay)
I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”
K	Executive Compensation Advisory
V	Anti-Takeover Related Issues
A	Shareholder Rights Plans (“Poison Pills”)
B	Reincorporation
C	Fair-Price Proposals
D	Exemption From State Takeover Laws
E	Non-Financial Effects Of Takeover Bids
VI	Mergers & Acquisitions
VII	Social & Political Issues
A	Labor & Human Rights
B	Diversity & Equality
C	Health & Safety
D	Government/Military
E	Tobacco
VIII	Environmental Issues
IX	Miscellaneous Items
A	Ratification Of Auditors
B	Limitation Of Non-Audit Services Provided By Independent Auditor
C	Audit Firm Rotation
D	Transaction Of Other Business
E	Motions To Adjourn The Meeting
F	Bundled Proposals
G	Change Of Company Name
H	Proposals Related To The Annual Meeting
I	Reimbursement Of Expenses Incurred From Candidate Nomination
J	Investment Company Proxies
K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.
J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote “against” these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders’ interests. AM’s policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders’ economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM’s policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.	Diversity & Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.	Health & Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.	Government/Military
1.

AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.	Tobacco
1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.	Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

Effective as of the close of business on November 5, 2010, the following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2010. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable paycan be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•

Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Russell	-	$100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	10	$6,054,630,512	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	1	$170,584,795	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs *, **
October 1 through October 31	0	0	0	1,033,411
November 1 through November 30	109,400	11.21	109,400	924,011
December 1 through December 31	116,509	11.59	116,509	1,168,026
January 1 through January 31	109,400	13.00	109,400	1,058,626
February 1 through February 28	91,200	12.34	91,200	967,426
March 1 through March 31	210,992	13.15	210,992	756,434
April 1 through April 30	170,400	13.34	170,400	586,034
May 1 through May 31	222,917	12.76	222,917	363,117
June 1 through June 30	225,783	11.92	225,783	137,334
July 1 through July 31	185,400	13.70	185,400	65,100
August 1 through August 31	49,700	9.80	49,700	15,400
September 1 through September 30	15,400	13.34	15,400	-
Total	1,507,101	12.57	1,507,101

*Effective December 1, 2008, pursuant to the fund's open market stock repurchase program, the fund is authorized to purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on September 19, 2008, with notice of the program being sent to fund shareholders on November 28, 2008. The program expired on November 30, 2009.

**On September 14, 2009, the Fund announced that the Fund's Board of Directors has extended of the Fund's open market stock repurchase program. Pursuant to the fund's open market stock repurchase program, the Fund may continue to purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open market transactions over a 12-month period from December 1, 2009 until November 30, 2010. The Board also ratified the repurchase of 113,166 shares in excess of this 5% limit.

On September 13, 2010, the Fund announced that the Fund's Board of Directors has extended of the Fund's open market stock repurchase program. Pursuant to the fund's open market stock repurchase program, the Fund may continue to purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open market transactions over a 12-month period from December 1, 2010 until November 30, 2011.

On October 4, 2010, the Fund announced that the Board of Directors has authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 99% of its NAV as of the close of trading on the New York Stock Exchange (“NYSE”) on the day after the date on which the offer expires. Subject to the exercise by the Board of its fiduciary duties, the tender offer commenced on October 22, 2010 and expired on November 19, 2010.

On October 4, 2010, the Fund announced that the Board of Directors has approved a program to purchase its own shares on the open market from December 1, 2010 until May 31, 2011, during times when the Fund's common shares are trading on the NYSE at a discount to net asset value per share in excess of 5%, up to a maximum of 2% of its total outstanding common shares per month.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Opportunities Fund, Inc. (formerly DWS Dreman Value Income Edge Fund, Inc.)

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2010